                                                                       EXHIBIT 1





                              AMENDMENT dated as of March 30, 1998 to the Agency
                        Agreement dated June 19, 1996, and amended as of November 14, 1997, among National Rural Utilities Cooperative Finance Corporation (the "Company"), a District of Columbia cooperative association, Lehman Brothers Inc. (an "Agent") and Merrill Lynch, Pierce, Fenner & Smith Incorporated (an "Agent") (such Agency Agreement the "Agreement").


                  WHEREAS, the parties hereto have entered into the Agreement;

                  WHEREAS, the Agreement initially contemplated the issuance and sale by the Company from time to time of up to $623,599,000 aggregate principal amount of its Medium-Term Notes, Series C (the "Securities");

                  WHEREAS, the Agreement was amended as of November 14, 1997, to increase the aggregate principal amount of the Securities permitted be issued and sold by the Company thereunder to $873,599,000 and the aggregate principal amount of the Securities permitted to be sold on and after the date of such amendment to $409,641,000;

                  WHEREAS, the Company has issued and sold approximately $305,520,000 aggregate principal amount of Securities pursuant to the Agreement and the Indenture on and after November 14, 1997;

                  WHEREAS, immediately prior to this Amendment taking effect, the Company's Registration Statement No. 333-38839 remains effective under the Act relating to the Securities, with $104,121,000 aggregate principal amount of Securities remaining unissued and unsold under such Registration Statement;

                  WHEREAS, the parties hereto desire to amend the Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  1. The Agreement is hereby amended to include in the definition of "Registration Statement", as contemplated therein in Section 1(a), Registration Statement No. 333-47681, previously filed with the Commission and effective as of March 23, 1998, relating to the registration of $500,000,000 in aggregate principal amount of Securities, and to revise the definition of "Prospectus" to mean the prospectus supplement dated March 26, 1998, relating to the Securities covered by the Agreement as amended by this Amendment, together with the prospectus contained in such Registration Statement.

            2. The Agreement is hereby amended to increase the aggregate principal amount of Securities which may be issued and sold from time to time by the Company thereunder to $1,023,599,000 and the aggregate principal amount of Securities which may be issued and sold from time to time thereunder on or after the date hereof to $604,121,000.

            3. The Agreement is hereby amended to delete from the definition of "Registration Statement", Registration Statement No. 333-38839, and all amendments thereto and supplements thereof, all of the Securities registered thereby having been issued and sold by the Company.

            4. This Amendment shall become effective only on the satisfaction (or waiver by the Agents) of the conditions in Section 5 of the Agreement with respect to the Closing Date for this Amendment.

            Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.

            All capitalized terms not defined herein have the meanings assigned to them in the Agreement.


            IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be fully executed as of the date first above written.


                              NATIONAL RURAL UTILITIES COOPERATIVE
                              FINANCE CORPORATION

                                by
                                   -------------------------------------------
                                     Name:
                                     Title:


                              LEHMAN BROTHERS INC.

                                by
                                   -------------------------------------------
                                     Name:
                                     Title:


                              MERRILL LYNCH, PIERCE, FENNER
                               & SMITH INCORPORATED

                                by
                                   -------------------------------------------
                                     Name:
                                     Title: